Inspire 100 ETF
BIBL

SUMMARY PROSPECTUS
APRIL 1, 2019

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. The Fund’s prospectus and Statement of Additional Information, both dated April 1, 2019, are incorporated by reference into this Summary Prospectus. You can obtain these documents and other information about the Fund online at www.inspireetf.com/fund-documents/. You can also obtain these documents at no cost by calling 877.658.9473 or by sending an email request to OrderInspireETFs@theGeminiCompanies.com.

Beginning January 1, 2021, the Funds intend to meet their shareholder report delivery obligations by posting annual and semi-annual shareholder reports to the Funds’ website, www.inspireinvesting.com Shareholders who wish to receive paper copies of a Fund’s annual and semi-annual shareholder reports should contact their financial intermediary (such as a broker-dealer or bank).

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website www.inspireinvesting.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank).

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Funds.

Investment Objective: The Inspire 100 ETF (the “Fund”) seeks to replicate investment results that generally correspond, before fees and expenses, to the performance of the Inspire 100 Index.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Investors purchasing or selling shares of the Fund in the secondary market may be subject to costs (including customary brokerage commissions) charged by their broker. These costs are not included in the expense example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.30%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.54%
Total Annual Fund Operating Expenses	0.84%
Fee Waiver and/or Expense Reimbursement (1)	(0.49%)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.35%
(1)	The Fund’s adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, until at least March 31, 2020, to ensure that total annual fund operating expenses after fee waiver and/or reimbursement (exclusive of any front-end or contingent deferred loads, taxes, brokerage fees and commissions, borrowing costs (such as interest and dividend expense on securities sold short), acquired fund fees and expenses, fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses), or extraordinary expenses such as litigation) will not exceed 0.35% of average daily net assets. This fee waiver and expense reimbursement is subject to possible recoupment from the Fund if such recoupment does not cause the Fund’s expense ratio (after the repayment is taken into account) to exceed both: (i) the Fund’s expense cap in place at the time such expenses were waived, and (ii) the Fund’s current expense cap at the time of recoupment. This agreement may be terminated only by the Trust’s Board of Trustees on 60 days’ written notice to the Fund’s adviser.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$36	$219	$418	$992

1

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the fiscal year ended November 30, 2018, the Fund’s portfolio turnover rate was 8% of the average value of its portfolio.

Principal Investment Strategies: The Fund generally will invest at least 80% of its total assets in the component securities of the Inspire 100 Index (the “Index”). The index provider selects domestic large capitalization equity securities (capitalizations of $20 billion or more) using the index provider’s Inspire Impact Score®, a proprietary selection methodology that is designed to assign a score to a particular security based on the security’s alignment with biblical values and the positive impact that company has on the world through various environmental, social and governance criterion.

The methodology removes from the investment universe the securities of any company that has any degree of participation in activities that do not align with biblical values, which are:

  abortion;
  gambling;
  alcohol;
  tobacco;
  pornography;
  the LGBT lifestyle; and
  rights violations such as association with or doing business in terrorist sponsoring countries, countries having oppressive systems of government, and countries where there are known human rights violations related to the persecution or severe discrimination against Christians, and poor labor practices.

The methodology then assigns a positive score based on whether the company has publicly available policies and procedures regarding involvement in activities that align with biblical values in the following categories:

  Products and services (curing or treating disease; enhancing educational opportunities; and providing food, water, shelter, clothing and sanitation for the poor and marginalized);
  Workplace (encouraging more time with family; providing above average compensation when compared to industry peers; providing above average employee benefit packages when compared to industry peers; and providing a safe and healthy workplace environment);
  Community (benefit the communities in which they do business through philanthropy and volunteerism); and
  Environment (protect and preserve the environment).

The index provider uses software that analyzes publicly available data relating to the primary business activities, products and services, philanthropy, legal activities, policies and practices when assigning Inspire Impact Scores to a company. The 100 securities with the highest Inspire Impact Scores are included in the Index and are market capitalization weighted. The Inspire Impact Scores of the securities in the Index are reviewed semi-annually for activities that would cause it to be removed from the investment universe due to participation in the activities described above that do not align with biblical values, and the Index is rebalanced annually. If, upon review, the Inspire Impact Score of a security falls below the threshold level for inclusion in the Index, the security is removed from the Index and replaced with a higher scoring security.

The Fund’s adviser uses a representative sampling indexing strategy to manage the Fund. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to that of an applicable underlying index. The securities selected are expected to have, in the aggregate, investment characteristics, fundamental characteristics and liquidity measures similar to those of an underlying index. The Fund may or may not hold all of the securities in the Index.

The Fund may concentrate its investments in a particular industry or group of industries to the extent that the Index concentrates in an industry or group of industries. The adviser is also the index provider.

Principal Investment Risks: As with all funds, there is the risk that you could lose money through your investment in the Fund. Many factors affect the Fund’s net asset value and price of shares and performance.

The following describes the risks the Fund bears with respect to its investments. As with any fund, there is no guarantee that the Fund will achieve its goal.

Asset Class Risk. Securities in the Index or in the Fund’s portfolio may underperform in comparison to the general securities markets or other asset classes.

Authorized Participant Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as Authorized Participants (“APs”) on an agency basis (i.e., on behalf of other market participants). To the extent that APs exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units, Fund shares may be more likely to trade at a premium or discount to net asset value and possibly face trading halts or delisting. Authorized Participant concentration risk may be heightened for exchange-traded funds (“ETFs”) that invest in non-U.S. securities or other securities or instruments that have lower trading volumes.

2

Biblically Responsible Investment Risk. The Fund invests at least 80% of its assets in the component securities of the Index which uses the Inspire Impact Score(R) and related biblical values screening criteria in selecting its component securities. As a result of its strategy, the Index’s exclusion of securities of certain issuers for nonfinancial reasons may cause the Fund to forgo some market opportunities available to funds that do not use these criteria. This could be due to biblically responsible companies falling out of favor with investors or failing to perform as well as companies that do not receive a favorable Inspire Impact Score(R).

Concentration Risk. The Fund may focus its investments in securities of a particular industry to the extent the Index does. Economic, legislative or regulatory developments may occur that significantly affect the industry. This may cause the Fund's net asset value to fluctuate more than that of a fund that does not focus in a particular industry.

Early Close/Trading Halt Risk. An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may prevent the Fund from buying or selling certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and may incur substantial trading losses.

Equity Securities Risk. Fluctuations in the value of equity securities held by the Fund will cause the net asset value (“NAV”) of the Fund to fluctuate.

  Common Stock Risks. Common stock of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments. Common stock will be subject to greater dividend risk than preferred stocks or debt instruments of the same issuer. In addition, common stocks have experienced significantly more volatility in returns than other asset classes.
  Preferred Stock Risks. Generally, preferred stockholders (such as the Fund) have no voting rights with respect to the issuing company unless certain events occur. In addition, preferred stock will be subject to greater credit risk than debt instruments of an issuer, and could be subject to interest rate risk like fixed income securities, as described below. An issuer’s board of directors is generally not under any obligation to pay a dividend (even if dividends have accrued), and may suspend payment of dividends on preferred stock at any time. There is also a risk that the issuer of any of the Fund’s holdings will default and fail to make scheduled dividend payments on the preferred stock held by the Fund).

ETF Structure Risks: The Fund is structured as an ETF and as a result is subject to the special risks, including:

  Not Individually Redeemable. The Fund’s shares (“Shares”) are not redeemable by retail investors and may be redeemed only by the Authorized Participants (“APs”) at net asset value (“NAV”) and only in Creation Units. A retail investor generally incurs brokerage costs when selling Shares.
  Trading Issues. Trading in Fund shares on the NYSE Arca (the “Exchange”) may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility. There can be no assurance that Shares will continue to meet the listing requirements of the Exchange. An active trading market for the Shares may not be developed or maintained. If the Shares are traded outside a collateralized settlement system, the number of financial institutions that can act as APs that can post collateral on an agency basis is limited, which may limit the market for the Shares.
  Market Price Variance Risk. The market prices of Shares will fluctuate in response to changes in NAV and supply and demand for Shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. There may be times when the market price and the NAV vary significantly. This means that Shares may trade at a discount to NAV.
    In times of market stress, market makers may step away from their role market making in shares of ETFs and in executing trades, which can lead to differences between the market value of the Shares and the Fund’s NAV.
    The market price for the Shares may deviate from the Fund’s NAV, particularly during times of market stress, with the result that investors may pay significantly more or significantly less for Shares than the Fund’s NAV, which is reflected in the bid and ask price for Shares or in the closing price.
    When all or a portion of an ETFs underlying securities trade in a market that is closed when the market for the Shares is open, there may be changes from the last quote of the closed market and the quote from the Fund’s domestic trading day, which could lead to differences between the market value of the Shares and the Fund’s NAV.
    In stressed market conditions, the market for the Shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. This adverse effect on the liquidity of the Shares may, in turn, lead to differences between the market value of the Shares and the Fund’s NAV.

Management Risk. As the Fund may not fully replicate the Index, it is subject to the risk that investment management strategy may not produce the intended results.

Market Risk. Overall stock market risks may affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets.

Passive Investment Risk. The Fund is not actively managed and the Adviser will not sell shares of an equity security due to current or projected underperformance of a security, industry or sector, unless that security is removed from the Index or the selling of shares of that security is otherwise required upon a rebalancing of the Index as addressed in the Index methodology.

3

Sampling Risk. The Fund’s use of a representative sampling approach, if used, could result in its holding a smaller number of securities than are in the Index. As a result, an adverse development with an issuer of securities held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the Index. To the extent the assets in the Fund are smaller, these risks will be greater.

Tracking Error Risk. Tracking error is the divergence of the Fund’s performance from that of the Index. Tracking error may occur because of imperfect correlation between the Fund’s holdings of portfolio securities and those in the Index, pricing differences, the Fund’s holding of cash, differences on timing of the accrual of dividends, changes to the Index or the need to meet various regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Index does not.

Performance: The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing the Fund’s one-year and since inception performance compared with those of a broad measure of market performance. The bar chart shows performance of the Fund’s shares for each calendar year since the Fund's inception. The performance table compares the performance of the Fund over time to the performance of a broad-based securities market index. You should be aware that the Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information will be available at no cost by visiting Inspireinvesting.com or by calling 877.658.9473.

Performance Bar Chart For Calendar Year Ended December 31

Best Quarter:	3rd Quarter 2018	6.40%
Worst Quarter:	4th Quarter 2018	(14.70)%

The Fund’s year-to-date return as of the most recent fiscal quarter, which ended February 28, 2019 was 13.02%.

Performance Table

Average Annual Total Returns

(For periods ended December 31, 2018)

	One Year	Since Inception (10/30/17)
Return before taxes	(7.32)%	(2.64)%
Return after taxes on distributions	(7.85)%	(3.20)%
Return after taxes on distributions and sale of Fund shares	(4.29)%	(2.19)%
Inspire 100 Index	(6.72)%	(2.10)%
S&P 500 Total Return Index	(4.38)%	(0.22)%

Investment Adviser: CWM Advisors, LLC dba Inspire (the “Adviser”).

Portfolio Managers: Robert Netzly, CEO of the Adviser, and Darrell Jayroe, CFA®, Portfolio Manager of the Adviser have each served the Fund as a portfolio manager since it commenced operations in October 2017.

Purchase and Sale of Fund Shares: The Fund will issue and redeem Shares at NAV only in large blocks of 50,000 Shares (each block of Shares is called a “Creation Unit”). Creation Units are issued and redeemed for cash and/or in-kind for securities. Individual Shares may only be purchased and sold in secondary market transactions through brokers. Except when aggregated in Creation Units in transactions with APs, the Shares are not redeemable securities of the Fund.

Shares of the Fund are listed for trading on the Exchange and trade at market prices rather than NAV. Shares of the Fund may trade at a price that is greater than, at, or less than NAV.

Tax Information: The Fund’s distributions generally will be taxable as ordinary income or long-term capital gains. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

4